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                                                                    EXHIBIT 10.5


                                  DEED OF TRUST
                         ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


                            DATED AS OF JULY 31, 2002

                         IN THE AMOUNT OF $7,600,000.00


                       AMONG CONCORDE CRIPPLE CREEK, INC.,
                   A COLORADO CORPORATION (THE "GRANTOR") AND
             THE PUBLIC TRUSTEE OF GILPIN COUNTY (THE "TRUSTEE") AND

                 FIRST NATIONAL BANK, RAPID CITY, SOUTH DAKOTA,
                 AS THE LENDER HEREIN NAMED (THE "BENEFICIARY")


                              LOCATION OF PREMISES:

                               BLACKHAWK, COLORADO


          RECORDING REQUESTED BY AND AFTER RECORDING, PLEASE RETURN TO:

                              HINSHAW & CULBERTSON
                              ATTN: DAVID R. MYLREA
                            3100 PIPER JAFFRAY TOWER
                             222 SOUTH NINTH STREET
                          MINNEAPOLIS, MINNESOTA 55402


THIS INSTRUMENT WAS PREPARED BY THE ABOVE-NAMED ATTORNEY.


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                     DEED OF TRUST ASSIGNMENT OF LEASES AND
                  RENTS, SECURITY AGREEMENT AND FIXTURE FILING

         THIS DEED OF TRUST SECURES CREDIT IN THE MAXIMUM AMOUNT OF $7,600,00.00, TOGETHER WITH INTEREST THEREON AND OTHER AMOUNTS HEREIN DESCRIBED. INTEREST ON THE AMOUNT SECURED HEREBY MAY FLUCTUATE FROM TIME TO TIME.

         THE PARTIES TO THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING, made this 31st day of July, 2002 are Concorde Cripple Creek, Inc., a Colorado corporation (the "Grantor") having its office at 3290 Lien Street, Rapid City, South Dakota, Nevada 57702, the Public Trustee of Gilpin County (the "Trustee") and First National Bank, as Lender (the "Beneficiary") having its offices at 909 St. Joseph Street, Rapid City, South Dakota, 57701.

                                ARTICLE 1. GRANT

         1.1 GRANT. Upon the terms and conditions in this Deed of Trust, Grantor irrevocably grants, bargains, sells, conveys, assigns, mortgages and warrants to Trustee in Trust, with the Power of Sale, all of Grantor's right, title and interest, whether now owned or hereafter acquired, in all of the real property located in the County of Gilpin, State of Colorado described on "Exhibit A" attached hereto and made a part hereof (the "Real Estate") including and together with, without limitation:

                           (a) all right, title and interest of Grantor whether
                  now owned or hereafter acquired, in or to any real property lying within the right of way of any street, open or proposed, which adjoins any of said Real Estate and any and all sidewalks, parking ramps, bridges, elevated walkways, tunnels and alleys adjacent to, connecting or used in connection with any of said Real Estate;

                           (b) all right, title and interest of Grantor whether
                  now owned or hereafter acquired, in or to, all buildings, structures and all other improvements and fixtures that are, or that may be hereafter erected or placed on, or in, the Real Estate (collectively, the "Improvements");

                           (c) all right, title and interest of Grantor as
                  lessor, sublessor, licensor, concessionaire, franchisor or similar party under all leases, subleases, licenses, concessions, franchises and other use or occupancy agreements now or hereafter relating to any of the Real Estate, including, but not limited to the interest of the Grantor in all or any portion of the Ultimate Parking Garage Association, Inc., a Colorado non-profit corporation, the Ultimate Parking Garage Condominium project owned by the Association, all Ultimate Parking Garage Units and Grantor's interest in all property within the Units owned by Grantor, and all renewals, extensions, amendments, restatements and other modifications thereof (collectively, the "Occupancy Agreements");

                           (d) all present and future rents, issues, products,
                  earnings, revenues, payments, profits, royalties and other proceeds and income of the Real Estate, and


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                  of any activities conducted thereon or in connection
                  therewith, regardless of whether such proceeds or income accrue by virtue of the Occupancy Agreements, or otherwise (collectively, the "Rents");

                           (e) all tenements, easements, hereditaments and
                  appurtenances now, or hereafter, belonging to or in any way appertaining to the Real Estate and/or the Rents and the reversion and reversions, remainder and remainders thereof and all the estate, right, title, interest or other claim which Grantor now has or hereafter may acquire of, in and to the Real Estate, the Occupancy Agreements, the Rents and/or any part thereof, with the appurtenances thereto (collectively, the "Other Interests"); and

                           (f) the Personal Property which is referred to by
                  Article 4 below.

The Real Estate, the Occupancy Agreements, the Rents and the Other Interests are hereinafter collectively referred to as the "Real Property".

         TO HAVE AND TO HOLD the Real Property, properties, rights and privileges hereby conveyed or assigned, or intended so to be, unto Trustee, and its successors and assigns, in fee simple forever for the uses and purposes herein set forth subject only to Permitted Encumbrances (as defined in the Loan Agreement)

                         ARTICLE 2. OBLIGATIONS SECURED

         2.1 OBLIGATIONS SECURED. Grantor makes this Deed of Trust for the purpose of securing the following obligations (collectively, the "Obligations"):

                           (a) Payment when due, whether at stated maturity, by
                  required prepayment, declaration, acceleration, demand or otherwise (including payment of amounts that would become due but for the operation of the automatic stay under Section 362
                  (a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of: (i) the principal sum which is, at any time, advanced and unpaid under the Loan (as defined in the Loan Agreement), not to exceed Seven Million Six Hundred Thousand and NO/100 Dollars ($7,600,000.00) at any one time; (ii) interest and other charges accrued on said principal sum, or accrued on interest and other charges then outstanding under the Loan (all including, without limitation, interest and other charges that would accrue on such obligations, but for the filing of a petition in bankruptcy with respect to Grantor); and (iii) any other obligations of Grantor under the Note referred to below; all according to the terms of that certain Promissory Note dated concurrently herewith made by Grantor and payable to the order of First National Bank, Rapid City, South Dakota (herein referred to as either the "Lender" or the "Beneficiary"), according to the terms and provisions of said Note, and all renewals, extensions, amendments, restatements, replacements, substitutions and other modifications thereof (hereinafter collectively referred to as the "Note").

                           (b) Payment and performance of every obligation,
                  covenant, promise and agreement of Grantor herein contained or incorporated herein by reference,


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                  including any sums paid or advanced by Beneficiary (which are defined below) pursuant to the terms hereof.

                           (c) Payment of the expenses and costs incurred or
                  paid by Beneficiary in the preservation and enforcement of the rights and remedies of Beneficiary and the duties and liabilities of Grantor hereunder, including, but not by way of limitation, reasonable attorney's fees, court costs, witness fees, expert witness fees, collection costs, and reasonable costs and expenses paid by Beneficiary in performing for Grantor's account any obligation of said Grantor.

                           (d) Payment of additional sums and interest thereon
                  which may hereafter be loaned to Grantor pursuant to the Loan Agreement when evidenced by a promissory note or Note which recite that this Deed of Trust is security therefor.

                           (e) Performance and payment of every obligation,
                  warranty, representation, covenant, agreement and promise of Grantor contained in that certain Loan Agreement (the "Loan Agreement") executed concurrently, or substantially concurrent, herewith by Grantor, and Beneficiary in its capacity as the Lender, as well as performance and payment of every, obligation, warranty, representation, covenant, agreement and promise of Grantor contained in all extensions, renewals, amendments, restatements and other modifications of the Loan Agreement.

         2.2 FUTURE ADVANCES. This Deed of Trust is given for the purpose of securing, among other things, loan advances which the Beneficiary may make to or for Grantor pursuant and subject to the terms and provisions of the Loan Agreement. The parties hereto intend that, in addition to any other debt or obligation secured hereby, this Deed of Trust shall secure unpaid balances of loan advances made after this Deed of Trust is delivered to the office of the County Recorder of Gilpin County, Colorado, whether made pursuant to an obligation of Beneficiary or otherwise, such advances shall be secured to the same extent as if such future advances were made on the date hereof, although there may be no advance made at the time of execution hereof and although there may be no indebtedness outstanding at the time any advance is made. Such loan advances may or may not be evidenced by the Note executed pursuant to the Loan Agreement.

         2.3 OBLIGATIONS. The term "Obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all protective advances and all sums advanced to protect the Property or the lien of this Deed of Trust or otherwise disbursed or incurred under the terms of the Loan Documents (as defined in the Loan Agreement), all interest and charges, prepayment charges (if any), late charges and loan fees at any time accruing or assessed on any of the Obligations.

         2.4 INCORPORATION. All terms of the Obligations and the documents evidencing such obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Property (which is defined by Article 4 below), or any portion thereof, shall be deemed to have notice of the terms of the Obligations, which terms include without limitation,


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provisions which: (i) provide that the rate of interest on one or more
Obligations may vary from time to time; and (ii) permit borrowing, repayment and reborrowing.

                   ARTICLE 3. ASSIGNMENT OF LEASE AND PAYMENTS

         3.1 ASSIGNMENT. Grantor hereby irrevocably assigns to mortgagee all of Grantor's right, title and interest in, to and under: (a) the Occupancy Agreements and, to the extent not included within the Occupancy Agreements, all leases, subleases, licenses, concessions, franchises and other use or occupancy agreements now or hereafter relating to the Real Property and all renewals, extensions, amendments, restatements and other modifications thereof (all of which are collectively referred to herein as the "Leases"); and (b) the Rents and, to the extent not included within the Rents, all present and future rents, issues, products, earnings, revenues, payments, profits, royalties and other proceeds and income of the Real Property and of any activities conducted thereon; (all of which are collectively referred to herein as the "Payments") except in each case those Leases and Payments that are not assignable as a matter of law. Upon any Default (as defined by Article 7 below), Beneficiary shall be entitled to receive pursuant to the foregoing assignment, and Grantor shall be obligated to deliver to Beneficiary or its designee, (including any receiver), any and all Payments collected by Grantor which remain in the possession or control of Grantor, whether or not commingled with other funds of Grantor, and whether collected by Grantor before or after the occurrence of the Default.

         3.2 GRANT OF LICENSE. Beneficiary confers upon Grantor a license ("License") to collect and retain the Payments as they become due and payable, until the occurrence of a Default (as hereinafter defined). Upon a Default, the License shall be automatically revoked and Beneficiary may collect and apply the Payments pursuant to Article 7 below, without notice and without taking possession of the Real Property. Grantor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing hereunder. Grantor hereby relieves the lessees from any liability to Grantor by reason of relying upon and complying with any such notice or demand by Beneficiary.

         3.3 EFFECT OF ASSIGNMENT. The foregoing irrevocable assignment alone shall not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Real Property, or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; (c) responsible or liable for any waste committed on the Real Property, by the lessees under any of the Leases or any other parties; (d) responsible or liable for any dangerous or defective condition of the Real Property, or (e) responsible or liable for any negligence in the management, upkeep, repair or control of the Real Property resulting in loss or injury or death to any, lessee, licensee, employee, invitee or other person. Beneficiary shall not directly or indirectly be liable to Grantor or any other person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of


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Grantor arising under any of the Leases, except to the extent the license granted to Grantor under Section 3.2 is revoked.

         3.4 REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that: (a) to Grantor's knowledge, all existing Leases are in full force and effect and are enforceable in accordance with their respective terms, and, to Grantor's knowledge, no breach, default or event which would constitute a breach or default after notice or the passage of time, or both, exists under any existing Leases on the part of any party; (b) no rent or other payment under any existing Lease has been paid by any lessee for more than one (1) month in advance; and (c) to Grantor's knowledge, none of the Grantor's interests under any of the Leases has been transferred or assigned.

         3.5 COVENANTS. Grantor covenants and agrees at Grantor's sole cost and expense to: (a) perform the lessor's obligations contained in the Leases and enforce by all available remedies performance by the lessees of the obligations of the lessees contained in the Leases in accordance with past practice and in any event, in accordance with prudent business judgment; and (b) execute and record (or cause to be executed and recorded) such additional assignments of any Lease or specific subordinations of any Lease to this Deed of Trust, in form and substance acceptable to Beneficiary, as Beneficiary may reasonably request. Grantor shall not, without Beneficiary's prior written consent or as otherwise permitted by any provision of the Loan Agreement: (i) execute any other assignment relating to any of the Leases; or (ii) subordinate or agree to subordinate any of the Leases to pay any other mortgage or encumbrance. Any such action in violation of this Section 3.5 shall be null and void.

                          ARTICLE 4. SECURITY AGREEMENT
                               AND FIXTURE FILING

         4.1 SECURITY INTEREST. Grantor hereby grants and assigns to Beneficiary a security interest, to secure payment and performance of all of the Obligations in, and to, all right, title and interest of Grantor which is now owned or hereafter acquired in or to any of the following described personal property (collectively, the "Personal Property"):

                           (a) All present and future chattels, furniture,
                  furnishings equipment, gaming equipment, fixtures, building materials, building contents and building components, all of every kind and nature, and other tangible personal property:
                  (i) which is used in connection with, situated in or on, affixed to, or incorporated into any portion of the Real Property; (ii) which is used in connection with, situated in or on, affixed to, or incorporated into, any building, structure or other improvement that is now or that may be hereafter constructed on or under the Real Property; (iii) in which Grantor otherwise has or acquires an interest and which is used in connection with any activity engaged in by Grantor at the Real Property; all including, without limitation: (aa) all lumber, bricks, cement, masonry, steel, doors, windows, fasteners, nails, bolts, scaffolding, tools, construction supplies, construction tools and equipment and all other building materials, supplies and equipment of any kind or nature; (bb) all air conditioning, heating, electrical, lighting, fire fighting and fire prevention, plumbing, food and beverage preparation, laundry, security, sound, signaling, telephone, television,


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                  entertainment stage, window washing, irrigation, storage,
                  shop, landscaping, signage and other equipment and fixtures, of whatever kind or nature, consisting of, without limitation, air conditioners, compressors, fans, duct work, thermostats, furnaces, boilers, radiators, burners, wiring, conduits, cables, generators, transformers, switching gear, lighting fixtures, sprinkler systems and other fire extinguishing equipment, fire alarms and other fire detection equipment, piping, pumps, valves, sinks, toilets, tubs, motors, carts, elevators and other lifts, ovens, refrigerators, dishwashers and dishwashing equipment, fabric washing and drying equipment, lock and key systems, surveillance and entry detection systems, speakers, intercoms and public address systems, hardware, shelving, maintenance and repair equipment and all other similar items; (cc) all furniture, furnishings, wall coverings, floor coverings, window coverings, artwork and decorative items including, without limitation, casino, guest room, bathroom, lobby, bar, restaurant, storage, retail, meeting, convention, leisure, recreation, office, administrative and other furniture, furnishings, wall coverings, floor coverings, window coverings, artwork and decorative items; (dd) all equipment and supplies, including without limitation, televisions, radios, telephones, amenities, carts, and all other equipment and supplies utilized in the business of the Grantor; (ee) all bar and restaurant equipment and supplies, including, without limitation, kitchen and bar appliances, pots, pans, plates, dishes, cups, glasses, serving utensils, cooking utensils and all other equipment and supplies used in the operation of bars and/or restaurants; (ff) all office and administrative equipment and supplies including, without limitation, office appliances, filing cabinets, computers, peripheral computer equipment and other data processing and storage equipment, stationery and other office supply items, and other office and administrative equipment and supplies; (gg) all tools and other maintenance and repair equipment; (hh) all landscaping equipment and supplies; and (ii) all equipment and supplies utilized in connection with any other activity engaged in by Grantor at the Real Property;

                           (b) All present and future supplies, inventory and
                  merchandise which is used in connection with, or in the conduct of, the business of Grantor or in which Grantor has or acquires an interest, including, without limitation: (i) all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing; (ii) all food stuffs, beverages, prepared food and other similar items; and (iii) all cleaning supplies, office supplies, consumables and similar items;

                           (c) All present and future goods, which are not
                  otherwise set forth herein, and which are used in connection with, or in the conduct of, the business of Grantor or in which Grantor has or acquires an interest;

                           (d) All present and future accounts, accounts
                  receivable, rentals, deposits, rights to payment, instruments, documents, chattel paper, security


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                  agreements, guaranties, undertakings, surety bonds, insurance policies and notes and drafts which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest, however created or arising;

                           (e) All present and future contracts, or agreements
                  and all other present and future general intangibles which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest, including, without limitation: (aa) all leases and purchase contracts for equipment, furniture and/or fixtures of any kind and character relating to the Real Property, and/or the businesses conducted thereon; and (bb) all goodwill, chooses in action, trade secrets, customer lists, trademarks, trade names and service marks, patents, copyrights, technology, processes, and proprietary information which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest.

                           (f) All present and future deposit accounts which are
                  owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest including, without limitation, any demand, time, savings, passbook or like account maintained with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Grantor, whether or not deposited in any such deposit account, including, but not limited to, the Debt Service and Replacement Reserve, as defined in the Loan Agreement;

                           (g) All present and future revenues, receipts,
                  payments and income of any nature whatsoever, in which Grantor now owns or hereafter acquires an interest, regardless of whether such items are derived from or received with respect to gaming or any other facilities on the Real Property and regardless of whether such items are derived from any other source;

                           (h) All present and future books and records which
                  are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor, has or acquires an interest including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the business of Grantor, all receptacles and containers for such records, and all files and correspondence;

                           (i) All present and future investment property,
                  stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, investments and/or brokerage accounts which are owned, or used in connection with, or in the conduct of, the business of Grantor, or in which Grantor has or acquires an interest and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;


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                           (j) All right, title and interest of Grantor in and
                  to all leases, licenses, concessions, or similar agreements whether or not specifically herein described which now or may hereafter pertain to the Real Property and all amendments to the same, including, but not limited to the following: (aa) all payments due and to become due under such agreements, whether as rent, damages, insurance payments, condemnation awards, or otherwise; (bb) all claims, rights, powers, privileges and remedies under such agreements; and (cc) all rights of the Grantor under such leases to exercise any election or option, or to give or receive any notice, consent, waiver or approval, or to accept any surrender of the premises or any part thereof, together with full power and authority in the name of Grantor or otherwise, to demand and receive, enforce, collect, or receipt for any or all of the foregoing, to endorse or execute any checks or any instruments or orders, to file any claims or to take any action which Beneficiary may deem necessary or advisable in connection therewith;

                           (k) All plans, specifications, soil reports,
                  engineering reports, land planning maps, surveys, and any other reports, exhibits or plans used or to be used in connection with the construction, planning, operation or maintenance of the Real Property, together with all amendments and modifications thereof;

                           (l) All present and future accessions, appurtenances,
                  components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                           (m) All rights, remedies, powers and/or privileges of
                  Grantor with respect to any of the foregoing; and

                           (n) Any and all proceeds and products of any of the
                  foregoing, including, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

                  SUBJECT, HOWEVER, to the following:

                                    (i) the right of Grantor to sell or
                           otherwise dispose of Personal Property in the ordinary course of business, free and clear of the lien hereof, provided, and to the extent, that such sale or other disposition is permitted under the terms of the Loan Agreement; and

                                    (ii) as to the fixtures and equipment
                           covered hereby, the leases and/or purchase money security interests pursuant to which Grantor has acquired an interest in such fixtures and equipment provided, and to the extent, that such leases and/or purchase money security interests are permitted under the terms of the Loan Agreement.

         The Real Property and the Personal Property described hereinabove are hereinafter collectively referred to as the "Property". The parties intend for this Deed of Trust to create a


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lien on and security interest in the Property, and, as provided in Article 3 hereof entitled Assignment of Leases and Payments, an absolute assignment of the Leases and Payments, all in favor of Beneficiary. To the extent any of said Property, Leases and Payments are not encumbered by a perfected lien or security interest created above, and are not absolutely assigned by the assignment set forth in Article 3 above, it is the intention of the parties that such Property, Leases and/or Payments shall constitute "proceeds, product, offspring, rents or profits" (as defined in and for the purposes of Section 552(b) of the United States Bankruptcy Code, as such section may be modified or supplemented) of the Property.

         4.2 FIXTURE FILING.

                           As to all of the above described Personal Property
                  which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a fixture filing under Section 4-9-502 of the Colorado UCC, as it may be amended or recodified from time to time. The address of Beneficiary from which information may be obtained concerning the security interest granted hereunder and the mailing address of Grantor are as follows:

                  BENEFICIARY:     First National Bank, Rapid City, South Dakota
                                   as the Lender herein named
                                   909 St. Joseph Street
                                   Rapid City, South Dakota 57701
                                   Attention: Todd Christoffer, Branch President

                  GRANTOR:         Concorde Cripple Creek, Inc.
                                   3290 Lien Street
                                   Rapid City, South Dakota 57702
                                   Attention: Jerry Baum, President


         4.3 REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that (subject to Permitted Encumbrances and except as set forth in the Loan Agreement): (a) Grantor has good title to the Personal Property; and (b) Grantor has not previously assigned or encumbered the Personal Property, and no financing statement covering any of the Personal Property has been delivered to any other person or entity.

         4.4 RIGHTS OF MORTGAGEE. In addition to Beneficiary's rights as a "Secured Party" under the UCC, Beneficiary may, but shall not be obligated to, at any time without notice (except as provided below) and at the expense of
Grantor: (a) give notice to any person of Beneficiary's rights hereunder and enforce such rights at law or in equity; (b) insure, protect, defend and preserve the Personal Property or any rights or interests of Beneficiary therein; and (c) inspect the Personal Property at reasonable times and upon reasonable prior notice. Notwithstanding the above, in no event shall Beneficiary be deemed to have accepted any property other than cash in satisfaction of any obligation of Grantor to Beneficiary unless Beneficiary shall make an express written election of said remedy under the UCC, or other applicable law.


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

         4.5 RIGHTS OF MORTGAGEE ON DEFAULT. Upon the occurrence of a Default under this Deed of Trust, then in addition to all of Beneficiary's rights as a "Secured Party" under the UCC or otherwise at law:

                  (a) Beneficiary may (i) upon written notice, require Grantor to assemble any or all of the Personal Property and make it available to Beneficiary at the Real Property; (ii) without prior notice (except as otherwise required by applicable law), enter upon the Property or other place where any of the Personal Property may be located and take possession of, and/or collect any or all of the Personal Property, and store the same at locations acceptable to Beneficiary at Grantor's expense; and/or (iii) upon ten (10) days' prior written notice to Grantor (except with respect to Personal Property which is perishable, which threatens to decline speedily in value, or which is of a type customarily sold on a recognized market, in which case no such notice shall be required) sell, assign, or otherwise dispose of, and deliver, at any place or in any lawful manner, all or any part of the Personal Property and bid and become purchaser at any such sales; and

                  (b) Beneficiary may, for the account of Grantor and at Grantor's expense: (i) upon ten (10) days' prior written notice to Grantor, operate, use, consume, sell or dispose of the Personal Property as Beneficiary reasonably deems appropriate for the purpose of performing any or all of the Obligations; (ii) upon ten (10) days' prior written notice to Grantor, enter into any agreement, compromise, or settlement, including insurance claims, which Beneficiary may reasonably deem desirable or proper with respect to any of the Personal Property; (iii) endorse, collect and receive any right to payment of money owing to Grantor under or from the Personal Property; and (iv) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Grantor in connection with or on account of any or all of the Personal Property.

         4.6 POWER OF ATTORNEY. Grantor hereby irrevocably appoints Beneficiary as Grantor's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact Beneficiary may, without the obligation to do so, in Beneficiary's name, or in the name of Grantor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Beneficiary's security interests and rights in or to any of the Personal Property as set forth in this Deed of Trust, and, upon a Default hereunder, take any other action required of Grantor; provided, however, that Beneficiary as such attorney-in-fact shall be accountable only for such funds as are actually received by Beneficiary.

           ARTICLE 5. PROTECTION OF SECURITY OF DEED OF TRUST; RELEASE

         5.1 PROTECTION OF SECURITY OF DEED OF TRUST. To protect the security of this Deed of Trust, Grantor agrees that by execution of this Deed of Trust and the Note secured thereby, that if Grantor fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which materially adversely affects the Beneficiary's interest in the Property, as determined by Beneficiary in good faith, then

Beneficiary, at Beneficiary's option, with notice to Grantor if required by law, may make such appearances, disburse such sums and take such action as is necessary to protect Beneficiary's interest, including, but not limited to:

         (a) any general or special taxes or ditch or water assessments levied or accruing against the Real Property;

         (b) the premiums on any insurance necessary to protect any improvements comprising part of the Real Property;

         (c) sums due on any prior lien or encumbrance on the Property;

         (d) if the Property is a leasehold or is subject to a lease, all sums due under such lease;

         (e) the reasonable costs and expenses of defending, protecting and maintaining the Property and Beneficiary's interest in the Property, including repair and maintenance costs and expenses, costs and expenses of protecting and securing the Property, receiver's fees and expenses, inspection fees, appraisal fees, court costs, reasonable attorneys fees and costs, reasonable fees and costs of an attorney in the employment of the Beneficiary or of the holder of the certificate of purchase;

         (f) all other costs and expenses allowable by the evidence of debt or this Deed of Trust;

         (g) such other costs and expenses which may be authorized by a court of competent jurisdiction.

         Grantor hereby assigns to Beneficiary any right Grantor may have by reason of any prior encumbrance on the Property or by law or otherwise to cure any default under said prior encumbrance.

         Any amounts disbursed by Beneficiary pursuant to this Section 5.1 with interest thereon, shall become additional indebtedness of Grantor secured by this Deed of Trust. Such amounts shall be payable upon notice from Beneficiary to Grantor requesting payment thereof (provided Grantor has received documentation, reasonably satisfactory to it, evidencing the payment or incurrence of such indebtedness or expense by Beneficiary), and Beneficiary may bring suit to collect any amounts so disbursed plus interest at the rate stated in the instrument evidencing the debt secured by this Deed of Trust. Nothing in this Deed of Trust shall require Beneficiary to incur any expense or take any action hereunder.

         5.2 RELEASE OF DEED OF TRUST. The Beneficiaries of this Deed of Trust shall, when all of the Obligations secured by this Deed of Trust have been paid in full, deliver a request for reconveyance and cancellation of indebtedness to the Trustee. The Trustee shall reconvey, without warranty, the estate held by the Trustee in the Property.

                   ARTICLE 6. RIGHTS AND DUTIES OF THE PARTIES

         6.1 CERTAIN REPRESENTATIONS AND WARRANTIES OF GRANTOR. Grantor represents, warrants and covenants that:

                           (a) This Deed of Trust creates a first priority
                  mortgage lien and/or, to the extent applicable, a first priority security interest on the Real Property and all of the Property which is in addition to the Real Property, subject only to Permitted Encumbrances (as defined in the Loan Agreement); and

                           (b) Grantor has no interest in any real property, not
                  encumbered hereby, which is utilized in any material manner in connection with the use and/or operation of the Real Property, or which is necessary and required for the use and operation of said Real Property.

                           (c) Grantor is, and agrees to remain, in compliance
                  with all material agreements, recorded or unrecorded, under which it is bound with the City of Black Hawk, Gilpin County, Colorado.

                           (d) Grantor acknowledges that the Property is in a
                  number of special districts, and represents that it is presently in material compliance, and agrees to remain in compliance with the ordinances, rules, regulations, and other directives of all such districts. Grantor further represents that is has paid all taxes and other impositions levied by such districts, which are currently due and payable, except for those taxes and fees, if any, which are currently being disputed in good faith by Borrower, and that it will in the future continue to make such payment.

         6.2 PAYMENT OF OBLIGATIONS. Grantor shall pay when due, or cause to be paid when due: (i) the principal of, and interest on, the indebtedness evidenced by the Note; (ii) all charges, fees and other sums as provided in the Loan Documents (as defined in the Loan Agreement) including, without limitation, all reasonable costs, fees and expenses of this Deed of Trust incurred by Beneficiary in connection with any Default; (iii) the principal of, and interest on, any future advances secured by this Deed of Trust; and (iv) the principal of, and interest on, any other indebtedness secured by this Deed of Trust.

         6.3 COMPLIANCE WITH LAWS. Grantor shall comply in all material respects with all applicable material existing and future laws, rules, regulations, orders, ordinances and requirements of all applicable governmental authorities, and with all recorded covenants and restrictions affecting the Real Property.

         6.4 MAINTENANCE OF PROPERTY. Except as otherwise permitted in the Loan Agreement and except to the extent that any of the following would be prohibited under, or would constitute a violation of, the terms and conditions of the Loan Agreement, Grantor agrees: (a) to properly care for and keep said Property in good condition and repair; (b) not to remove, demolish or substantially alter the Property, except upon the prior written consent of Beneficiary; (c) to complete promptly and in a good and workmanlike manner any building or other improvement which may be constructed on the Real Property, and to pay when due all claims for labor performed and materials furnished therefor (subject to Grantor's right to contest the validity or amount of mechanic's and/or materialman's liens in accordance with the Loan Agreement); (d) not to commit or permit any waste or deterioration of the Property (ordinary wear and tear, casualty and condemnation excepted); (e) not to commit, suffer or permit any act to be done, or condition to exist, in or upon said Property in material violation of any law, covenant, condition or restriction now, or hereafter, affecting said Property (including any which require alteration or improvement thereof); (f) to keep and maintain all grounds, sidewalks, roads, parking and landscaped areas situated on the Property in good order and repair; (g) not to drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral, of any kind or character on or from the Property or any part thereof; (h) not to apply for any subdivision, change in zoning, change in land use regulation, or inclusion within a general improvement district or similar assessment mechanism, with regard to any portion of the Real Property without the prior written consent of Beneficiary; and (i) except as otherwise permitted in the Loan Agreement, to do all other acts, in a timely and proper manner, which, from the character or use of the Property, may be reasonably necessary to maintain and preserve its value, the specific enumerations herein not excluding the general.

         6.5 INSURANCE. During the continuance of this Deed of Trust, Grantor shall maintain insurance as required by the Loan Agreement.

         6.6 TAXES AND ASSESSMENTS. Grantor shall pay all taxes, assessments and other governmental charges or levies affecting said Property, or any part thereof, in the manner required by the Loan Agreement except such taxes, assessments and other governmental levies as are being contested in good faith in the manner provided in the Loan Agreement.

         6.7 LIEN CLAIMS. If any mechanic's lien or materialman's lien shall be recorded, filed or suffered to exist against the Property or any interest therein by reason of any work, labor, services or materials supplied, furnished or claimed to have been supplied and furnished in connection with any work of improvement upon the Property, said lien or claim shall be paid, released or otherwise discharged of record to the extent required by, and in accordance with the Loan Agreement.

         6.8 EASEMENTS. If an easement or other incorporeal right other than a Permitted Encumbrance (collectively, an "Easement") constitutes any portion of the Real Property, Grantor shall not amend, change, terminate or modify such Easement, or any right thereto or interest therein, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed by Beneficiary, and any such amendment, change, termination or modification without such prior written consent shall be deemed void and of no force or effect. Grantor agrees to perform all obligations and agreements with respect to said Easement and shall not take any action or omit to take any action which would effect or permit the termination thereof. Upon receipt of notice, or otherwise becoming aware, of any default or purported default under any Easement, by any party thereto, Grantor shall promptly notify Beneficiary in writing of such default or purported default and shall deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Grantor with respect to any such default or purported default.

         6.9 PERFORMANCE BY BENEFICIARY. Should Grantor fail to make any payment or perform any act which it is obligated to make or perform hereunder or under the

Loan Agreement, then Beneficiary, at its election, upon giving reasonable notice to Grantor, and without releasing Grantor from any obligation hereunder, may make such payment or perform such act and incur any liability, or expend whatever amounts, in its reasonable discretion, it may deem necessary therefor. All sums incurred or expended by Beneficiary, under the terms hereof, shall become due and payable by Grantor to Beneficiary, on the next interest or installment payment date under the Note secured hereby and shall bear interest until paid at an annual percentage rate equal to the Default Rate expressed in the Note. In no event shall such payment or performance of any such act by Beneficiary be construed as a waiver of the default occasioned by Grantor's failure to make such payment(s) or perform such act(s).

         6.10 ACTIONS AFFECTING PROPERTY. Grantor promises and agrees that if, during the existence of this Deed of Trust, there shall be commenced or pending any suit or action affecting said Property, or any part thereof, or the title thereto, or if any adverse claim for or against said Property, or any part thereof, be made or asserted, it will appear in and defend any such matter purporting to affect the security of this Deed of Trust and will pay all costs and damages arising because of such action.

         6.11 EMINENT DOMAIN. Any award of damages in connection with any condemnation or similar actions in regard to said Property, or any part thereof, shall be: (i) paid directly to Beneficiary and shall be retained by Beneficiary or released to Grantor by Beneficiary; or (ii) paid directly to Grantor; all in accordance with the Loan Agreement.

         6.12 SUBROGATION. To the extent that any sums advanced by Beneficiary are used to pay any outstanding lien, charge or prior encumbrance against the Property, such sums shall be deemed to have been advanced by Beneficiary at the request of Grantor and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, regardless of whether said liens, charges or encumbrances are released.

         6.13 DUE ON SALE. Intentionally Omitted.

         6.14 PARTIAL OR LATE PAYMENT. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment, when due, of all other sums so secured or to declare Default, as herein provided, for failure to so pay.

         6.15 RIGHT OF BENEFICIARY TO APPEAR. If, during the existence of this Deed of Trust, there shall be commenced or pending any suit or action affecting the Property, or any part thereof, or the title thereto, or if any adverse claim for or against the Property, or any part thereof, shall be made or asserted, which claim or claims, individually or in the aggregate, would materially adversely effect Beneficiary's rights and security under this Deed of Trust, Beneficiary (unless such suit, action or claim is being contested in good faith by Grantor and Grantor shall have established and maintained adequate reserves in accordance with generally accepted accounting principles for the full payment and satisfaction of such suit or action if determined adversely to Grantor), may appear or intervene in the suit or action and retain counsel therein and defend same, or otherwise take such action therein as they may be advised, and, with Grantor's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, may settle or compromise same or the adverse claim; and in that behalf and for any of the purposes may pay and expend such sums of money as the Beneficiary may deem to be reasonably necessary and Grantor shall reimburse Beneficiary for such sums expended, together with accrued interest thereon, at the Interest Rate which is defined in the Note ((provided Grantor has received documentation, reasonably satisfactory to it, evidencing the payment or incurrence of such indebtedness or expense by Beneficiary).

         6.16 RELEASES, EXTENSIONS, MODIFICATIONS AND ADDITIONAL SECURITY. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Property or in any manner obligated under the Obligations ("Interested Parties"), Beneficiary may, from time to time, release any person or entity from liability for the payment or performance of any Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Obligation, or accept additional security or release all or a portion of the Property and other security for the Obligations. None of the foregoing actions shall release or reduce the personal liability of any of said Interested Parties, or release or impair the priority of the lien of this Deed of Trust upon the Property.

         6.17 RIGHT OF INSPECTION. Beneficiary, its agents and employees, may enter the Real Property at any reasonable time, upon reasonable advance notice, for the purpose of inspecting the Real Property and ascertaining Grantor's compliance with the terms hereof.

                          ARTICLE 7. DEFAULT PROVISIONS

         7.1 DEFAULT. For all purposes hereof, the term "Default" shall mean the existence of any Event of Default as defined by Section 7 of the Loan Agreement.

         7.2 RIGHTS AND REMEDIES. At any time after Default, Beneficiary shall have all the following rights and remedies (in addition to (and without limiting) any rights and remedies that are available hereunder, or under applicable law):

                           (a) With or without notice, to declare all
                  Obligations immediately due and payable;

                           (b) With or without notice, and without releasing
                  Grantor from any Obligation, and without becoming a mortgagee in possession, to cure any breach or Default of Grantor and, in connection therewith, to enter upon the Real Property and do such acts and things as Beneficiary or Trustee deems necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole reasonable judgment of Beneficiary or Trustee, is or may be senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under the

                  Loan Documents; and (v) to employ counsel, accountants, contractors and other appropriate persons;

                           (c) To commence and maintain an action or actions in
                  any court of competent jurisdiction to foreclose this Deed of Trust or to obtain specific enforcement of the covenants of Grantor hereunder, and Grantor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Grantor waives the defense of laches and any applicable statute of limitations;

                           (d) To apply to a court of competent jurisdiction for
                  and obtain appointment of a receiver of the Real Property as a matter of strict right and without regard to the adequacy of the security for the repayment of the Obligations, the existence of a declaration that the Obligations are immediately due and payable, or the filing of a notice of default, and Grantor hereby consents to such appointment;

                           (e) To enter upon, possess, manage and operate the
                  Real Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Grantor or the then owner of the Real Property, to make, terminate, enforce or modify Leases of the Real Property upon such terms and conditions as Beneficiary deems proper, to make repairs, alterations and improvements to the Real Property as necessary, in Beneficiary's sole judgment, all to protect or enhance the security hereof;

                           (f) Beneficiary may foreclose this Deed of Trust with
                  respect to Property which consists solely of real property, either by judicial action or through the Trustee. If the Beneficiary elects to foreclose on the Property through the Trustee, foreclosure will be initiated by Beneficiary filing its notice of election and demand for sale with the Trustee. Upon the filing of such notice of election and demand for sale, the Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four weeks' (or such shorter time as may be allowed by applicable law at such time as notice is required to be so given) public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in Gilpin County in which the Property is located. The actual place of sale shall be specified in the notice of sale. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Grantor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be, and such deed shall operate to divest Grantor and all persons claiming under Grantor of all right, title and interest, whether legal or equitable, in the property described in the deed. Nothing in this Section 7.2(f) dealing with foreclosure procedures or specifying particular actions to be taken by the Beneficiary or by the Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

                           (g) To resort to and realize upon the security
                  hereunder and any other security now or later held by Beneficiary and/or Trustee concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Obligations all in such order and manner as Beneficiary determines in its sole discretion;

                           (h) Upon sale of the Real Property pursuant to the
                  power of sale granted herein or at any judicial or non-judicial foreclosure, Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Real Property as such appraisals may be discounted or adjusted by Beneficiary in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Real Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Real Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Real Property prior to resale, costs of resale (e.g. commissions, attorneys' and paralegals' fees, and taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Real Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by Beneficiary; (iv) declining trends in real property values generally and with respect to properties similar to the Real Property; (v) anticipated discounts upon resale of the Real Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Obligations; and (vii) such other factors or matters that Beneficiary (in its sole and absolute discretion) deems appropriate. In regard to the above, Grantor acknowledges and agrees that: (w) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Beneficiary any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Beneficiary's credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Grantor and Beneficiary; and (z) Beneficiary's credit bid may be (at Beneficiary's sole and absolute discretion) higher or lower than any appraised value of the Real Property.

                           (i) The rights and remedies of Beneficiary and/or
                  Trustee upon the occurrence of one or more Defaults (whether such rights and remedies are conferred by statute, by rule of law, by this Deed of Trust, by any Loan Document, as defined in the Loan Agreement, or otherwise) may be exercised by Beneficiary and/or Trustee, in the sole discretion of Beneficiary, either alternatively, concurrently, or consecutively in any order. The exercise by Beneficiary and/or Trustee of any one or more of such rights and remedies shall not be construed to be an election of remedies nor a waiver of any other rights and remedies Beneficiary might have unless, and limited to the extent that, Beneficiary shall so elect or so waive by an instrument in writing delivered to Grantor. Without limiting the generality of the foregoing, to the extent that this Deed of Trust covers both Real Property and Personal Property, Beneficiary and/or Trustee may, in the sole discretion of Beneficiary, either alternatively, concurrently, or consecutively in any order:

                                    (i) proceed as to both the Real Property and Personal Property in accordance with Beneficiary's and Trustee's rights and remedies in respect of the Real Property; or

                                    (ii) proceed as to the Real Property in
                                    accordance with Beneficiary's and Trustee's rights and remedies in respect of the Real Property and proceed as to the Personal Property in accordance with Beneficiary's and Trustee's rights and remedies in respect of the Personal Property.

If Beneficiary should elect to proceed as to both the Real Property and Personal Property collateral in accordance with Beneficiary's and/or Trustee's rights and remedies in respect to the Real Property:

                                    (i) all, or any portion of, the Real
                                    Property and all, or any portion of, the Personal Property may be sold, in the manner and at the time(s) and place(s) provided in this Deed of Trust, in one lot, or in separate lots consisting of any combination or combinations of Real Property and Personal Property, as the Beneficiary may elect, in the sole discretion of Beneficiary.

                                    (ii) Grantor acknowledges and agrees that a disposition of the Personal Property collateral in accordance with Beneficiary's rights and remedies in respect of Real Property, as hereinabove provided, is a commercially reasonable disposition of said collateral.

If Beneficiary should elect to proceed as to the Personal Property collateral in accordance with Beneficiary's rights and remedies with respect to personal property, Beneficiary shall have all the rights and remedies conferred on a secured party by the UCC.

         7.3 APPLICATION OF PROCEEDS. All sums received by Beneficiary or Trustee, shall be applied in payment of the Obligations in the order set forth by the Loan Agreement;

provided, however, Beneficiary and/or Trustee shall have no liability for funds not actually received by Beneficiary.

         7.4 NO CURE OR WAIVER. Neither Beneficiary's nor any receiver's entry upon and taking possession of all or any part of the Real Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Obligation, nor the exercise or failure to exercise of any other right or remedy by Beneficiary or Trustee, or any receiver, shall cure or waive any breach, Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Obligations then due have been paid and performed and Grantor has cured all other defaults), or impair the status of the security, or prejudice Beneficiary in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

         7.5 PAYMENT OF COSTS, EXPENSES AND ATTORNEY'S AND PARALEGALS' FEES. Grantor agrees to pay to Beneficiary and Trustee immediately and upon demand all reasonable costs and expenses incurred by Beneficiary and expenses incurred by the Trustee in connection with the exercise of the rights and remedies provided for herein and/or in any of the other Loan Documents (including, without limitation, court costs, appraisal fees and reasonable attorneys' and paralegals' fees, whether incurred in litigation or not, and all whether internal costs, external costs or both) with interest from the date such amounts are demanded hereunder until said sums have been paid, at the Default Rate set forth by the Loan Agreement.

         7.6 POWER TO FILE NOTICES AND CURE DEFAULTS. Grantor hereby irrevocably appoints Beneficiary and/or Trustee, and their successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems in good faith are appropriate to protect Beneficiary's interest, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or power of sale granted herein, or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, and (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Personal Property and any other property or interests securing the payment and the performance of the Obligations; and (d) upon the occurrence of an event, act or omission which with notice or passage of time or both, would constitute a Default, Beneficiary or Trustee may perform any obligation of Grantor hereunder, that: (i) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (ii) Beneficiary and Trustee shall not be liable to Grantor or any other person or entity for any failure to act under this Section.

                       ARTICLE 8. MISCELLANEOUS PROVISIONS

         8.1 ADDITIONAL PROVISIONS. The Loan Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Loan Documents grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Grantor which apply to this Deed of Trust and to the Property and such further rights and agreements are incorporated herein by this reference.

         8.2 MERGER. No merger shall occur as a result of Beneficiary's acquiring any other estate in, or any other lien on, the Property unless Beneficiary consents to a merger in writing.

         8.3 WAIVER OF MARSHALING RIGHTS. Grantor, for itself and for all parties claiming through or under Grantor, and for all parties who may acquire a lien on or interest in the Property, hereby waives all rights to have the Property and/or any other property which is now or later may be security for any Obligation ("Other Property") marshaled upon any foreclosure of this Deed of Trust or on a foreclosure of any Other Property. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Real Property and any or all of the Personal Property or Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

         8.4 WAIVER OF RIGHTS OF REDEMPTION AND REINSTATEMENT. Grantor, for itself and for all parties claiming through or under Grantor, and for all parties who may acquire a lien on or interest in the Property, hereby waives any and all rights of redemption and reinstatement under law and under any order or decree of foreclosure of this Deed of Trust, and all such rights of redemption and reinstatement of Grantor and of all other persons, are and shall be deemed to be hereby waived to the full extent permitted by the provisions of the applicable law.

         8.5 EXERCISE OF REMEDIES. Notwithstanding any of the terms or provisions contained in this Deed of Trust (or in any of the other Loan Documents), if at any time after the occurrence of a Default under any of the Loan Documents (but prior to the time (if any) that said Default has been cured to the satisfaction of Beneficiary), Beneficiary or Trustee has commenced to exercise one or more of its remedies provided for herein (or provided in any of the other Loan Documents or available at law or in equity), Beneficiary will not be precluded from continuing to exercise all of its rights and remedies upon said Default (notwithstanding the fact that Grantor may have cured, attempted to cure or be in the process of curing said Default). It is the intention of the parties hereto that (to the extent permitted by law) once Beneficiary or Trustee has commenced to exercise one or more of its rights or remedies (upon a Default), said Default cannot be cured, unless Beneficiary expressly agrees in writing to accept said cure and to cease the exercise of said rights and remedies.

         8.6 RULES OF CONSTRUCTION. The term: (i) "Real Property" means all and any part of the Real Property and any interest in the Real Property; (ii) "Personal Property" means all and any part of the Personal Property and any interest in the Personal Property; and (iii) "Property" means all and any part of the Property and any interest in the Property.

         8.7 SUCCESSORS IN INTEREST. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto; provided, however, that this section does not waive or modify any restrictions on transfer contained herein or in any of the other Loan Documents.


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

         8.8 GOVERNING LAW. This Deed of Trust shall, in all respects, be governed by and construed in accordance with the internal laws of the State of Colorado and applicable federal law. All references herein to the "UCC" shall be to the Uniform Commercial Code as enacted in the State of Colorado.

         8.9 NOTICES. All notices, reports, demands, requests and other communications authorized or required under this Deed of Trust to be given to Grantor or Beneficiary, shall be given in the manner and to the addresses specified in the Loan Agreement for the giving of notices. Grantor shall forward to Beneficiary, without delay, any notices, letters or other communications delivered to the Real Property or to Grantor naming Beneficiary, "Lender" or any similar designation as addressee, or which could reasonably be deemed to affect the ability of Grantor to perform its obligations to Beneficiary under the Note, the Loan Agreement or any other Loan Documents.

         8.10 MAXIMUM INDEBTEDNESS; FUTURE ADVANCES. This Deed of Trust shall secure not only existing indebtedness but also such future advances, whether such advances are obligatory or to be made at the option of Beneficiary, or otherwise, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust.

         8.11 SEVERABILITY. If any provision or obligation under this Deed of Trust shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Deed of Trust and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part of the Deed of Trust.

         8.12 TIME. Time is of the essence of each and every term of this Deed of Trust.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT CAN BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


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         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the day and year set forth above.

                                              GRANTOR

                                              CONCORDE CRIPPLE CREEK, INC.,
                                              A COLORADO CORPORATION

                                              By: /s/ Jerry Baum
                                                  ------------------------------
                                              Name: Jerry Baum
                                              Its: President

         STATE OF COLORADO    )
                              ) Section
         COUNTY OF GILPIN     )

         On this 31st day of July, 2002, before me, a Notary Public in and for said county, personally appeared Jerry Baum, to me personally known, who being by me duly (sworn or affirmed), did say that he is the President of Concorde Cripple Creek, Inc., a Colorado corporation, that said instrument was signed on behalf of Concorde Cripple Creek, Inc. by authority of its Board of Directors and that the said Board of Directors acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.


                                              ----------------------------------
                                              Notary Public



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

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                             (FROM TITLE COMMITMENT)




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